Industry-Leading Commercial Vehicle Products

Accuride Third Quarter 2014 Earnings Call

accuridecorp.com

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

- Opening Comments — Rick Dauch, *President & CEO*
  - Q3 2014 Overview
  - Industry Conditions
  - Strategic Initiatives Update
- Financial Information — Greg Risch, *SVP & CFO*
  - Q3 2014 Results
  - 2014 Outlook
- Summary — Rick Dauch
- Q&A — Rick Dauch, Greg Risch

Q3 2014 Overview

Achievements

Continued Strong Financial Performance in 3Q14:

- Net income of $0.02 per share compared to a net loss of $0.18 per share in 2013
- Operating income of $10.0 million compared to negative $0.7 million in 2013
- Adjusted EBITDA of $21.2 million compared to $11.2 million in 2013
- Cash of $21.5 million and total liquidity of $69.6 million

Industry Demand Forecasts Continue to Improve:

- Continued strong Class 8 and Trailer order patterns with improving Class 5-7 orders
- Stronger than expected aftermarket demand at Gunite and Wheels
- Recovery in certain industrial markets served by Brillion

New Business Wins/Opportunities & Quality Awards:

- Henderson selected as 1 of 4 North American Plants for prestigious AME Award
- Favorable 3-year Wheels LTA signed with major truck OEM

Challenges

Operational Challenges at Brillion Iron Works:

- Specific machine uptime issues on an older casting line
- Resulting in higher labor/overtime and maintenance expenses

Economic Indicators are Positive

ISM Manufacturing Index



70
65
60
55
50
45
40
35
30
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

Highest level since March '11

Housing Starts



Units, Millions of Starts (SAAR)
2.5
2.0
1.5
1.0
0.5
0.0
History
Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Starts remain near 1.0 M

Auto & Light Truck Sales



Millions
20
18
16
14
12
10
8
ALTSALES
2006
2007
2008
2009
2010
2011
2012
2013
2014

Continued Strength

Fleet Utilization



Utilization Rate, Total Fleet (% in Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2009
2010
2011
2012
2013
2014
2015

Capacity remains very tight

Fleet Age



Avg. Age in Years
6.7
6.7
6.6
6.5
6.2
5.9
5.9
5.9
6.0
6.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices



Y/Y % Change-Area
80
60
40
20
0
-20
-40
-60
-80
Y/Y % Change
$/Gal
5.000
4.500
4.000
3.500
3.000
2.500
2.000
1.500
1.000
$/Gal-Line
2006
2007
2008
2009
2010
2011
2012
2013
2014

Down for 12th Consecutive week

Economic & industry indicators continue positive trends

Sources: ACT, FTR

2012-16 Class 8 Build Projections



85,000
80,000
75,000
70,000
65,000
60,000
50,000
Delta
FTR
ACT
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

	2012
FTR	273,188
ACT	277,513

	2013
FTR	242,936
ACT	245,801

	2014
FTR	292,574
ACT	296,928

	2015
FTR	295,000
ACT	311,821

	2016
FTR	266,400
ACT	292,493

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	74,309	76,908	76,800	77,300	78,400	72,000	67,300
ACT	77,527	77,773	64,608	57,605	54,873	67,091	63,515	60,322	66,992	73,653	79,641	76,642	79,100	79,700	79,700	73,321

Industry forecasts indicate strong demand through 2016

Accuride Vision

Accuride Vision: Accuride will be the premier supplier of <u>wheel-end system solutions</u> to the <u>global commercial vehicle</u> industry

- #1-2 globally in wheel-end systems
- ROIC > 20% through a cycle
- >80% of revenue from CORE products
- Balanced geographical revenues:
  - 40% North America
  - 30% Asia
  - 20% Europe
  - 10% South America
- >25% of annual revenues from new & evolutionary products
- >95% retention of personnel
- Maximize ACW share price


Share Price
Grow Globally
Create a competitive cost structure & LEAN operating culture
Divest non-core assets
Fix core business & operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
2014 – 2016
Shifting Focus to Growth
2011-2013
Significant Operational Improvements

Strategic Initiatives Update – The "Fix"

Create a Competitive Cost Structure & LEAN Operating Culture

Divest Non-Core Assets Fix Core Business & Operations

Customer Centric, Technology Leadership

Ethical People, Selfless Leaders, Team Oriented

Create a Competitive Cost Structure & LEAN Operating Culture

- All business units operating at world class operating metrics
  - Quality: < 50-100 PPM
  - Delivery: > 98% OTD; reduced lead-times
- Common QMS, EHS, Lean systems across company
- Negotiated competitive new CBA's - BIW, Erie, Rockford ('14)

Divest Non-Core Assets , Fix Core Business & Operations

- 4 non-core assets divested since Q4 2010
- Over $150 million invested in the business units to upgrade equipment and improve efficiencies
- Gunite restructured from 3 to 1 operating facilities
- Aluminum wheel capacity doubled since 2011
- Implementing common ERP & CRM systems (2013-15)

Customer Centric, Technology Leader

- Sales organization restructured – More customer touch points
- Significant upgrade in engineering, manufacturing & quality
- Three year product development roadmaps created

Ethical People, Selfless Leaders, Team Oriented

- New executive leadership team – 7 of 8 positions since '11
- New board members – 4 of 7 (Diverse global experience)
- Plant leadership teams upgraded – 20 -80% personnel change

Sources: ACT, FTR

Q3 2014 Results

3rd Quarter Results

QTD Period Ending Sept 30, ***$ Millions***	**2012 Actual**	**2013 Actual**	**2014 Actual**
Net Sales	$187.3	$155.3	$184.0
YOY Growth	*(9.2%)*	*(17.1%)*	*18.5%*
Operating Income (Loss)	(7.8)	(0.7)	10.0
Percent to Sales	*(4.2%)*	*(0.5%)*	*5.5%*
Net Interest Income (Expense)	(8.9)	(8.7)	(8.4)
Other Income (Expense)	0.8	0.5	(0.8)
Profit (Loss) Before Tax From Cont Ops	$(15.9)	$(8.9)	$0.8
Tax (Provision) Benefit	0.1	0.5	0.4
Net Income (Loss) From Cont Ops	$(15.8)	$(8.4)	$1.2
Discontinued Operations, Net of Tax	(1.9)	(10.2)	(0.1)
Net Income (Loss)	$(17.7)	$(18.6)	$1.1
EPS Basic	*(0.37)*	*(0.39)*	*0.02*
EPS Fully Diluted	*(0.37)*	*(0.39)*	*0.02*
Adjusted EBITDA	$12.3	$11.2	$21.2
Percent to Sales	*6.6%*	*7.2%*	*11.5%*

YTD Results

YTD Period Ending Sept 30, $ Millions	2012 Actual	2013 Actual	2014 Actual
Net Sales	$646.1	$498.2	$532.4
YOY Growth	*7.6%*	*(22.9%)*	*6.9%*
Operating Income (Loss)	9.8	0.4	28.9
Percent to Sales	*1.5%*	*0.1%*	*5.4%*
Net Interest Income (Expense)	(26.3)	(26.6)	(25.4)
Other Income (Expense)	0.5	0.3	(1.5)
Profit (Loss) Before Tax From Cont Ops	$(16.0)	$(25.9)	$2.1
Tax (Provision) Benefit	(2.8)	(2.4)	1.0
Net Income (Loss) From Cont Ops	$(18.8)	$(28.3)	$3.0
Discontinued Operations, Net of Tax	(2.6)	(11.7)	(0.2)
Net Income (Loss)	$(21.5)	$(39.9)	$2.8
EPS Basic	*(0.45)*	*(0.84)*	*0.06*
EPS Fully Diluted	*(0.45)*	*(0.84)*	*0.06*
Adjusted EBITDA	$59.6	$37.2	$62.3
Percent to Sales	*9.2%*	*7.5%*	*11.7%*

Consolidated Results

Q3 Consolidated Revenue (1)



$200.0
$160.0
$120.0
$80.0
$40.0
$-
$187.3
$155.3
$184.0
2012
2013
2014

Q3 Consolidated Adjusted EBITDA (1)



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$12.3
$11.2
$21.2
2012
2013
2014

Consolidated Revenue Breakout

(2013 Full Year)

Business Segment



Brillion 17%
Gunite 26%
Wheels 57%

Customer



Navistar 14%
Daimler 14%
Volvo/Mack 9%
Paccar 7%
Other 56%

Market Segment



Other 22%
A/M 37%
Military 2%
Trailer 9%
Class 5-8 30%

1) From continuing operations

Wheels & Gunite Segments


Q3 Wheels Revenue
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$98.3
$88.0
$106.7
2012
2013
2014


Q3 Wheels Adjusted EBITDA
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$19.4
$17.0
$21.0
2012
2013
2014


Q3 Gunite Revenue
$60.0
$40.0
$20.0
$-
$49.6
$40.8
$42.4
2012
2013
2014


Q3 Gunite Adjusted EBITDA
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
$(1.7)
$1.5
$5.4
2012
2013
2014

Brillion Segment


Q3 Brillion Revenue
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$39.4
$26.5
$35.0
2012
2013
2014


Q3 Brillion Adjusted EBITDA
$4.0
$2.0
$-
$3.8
$1.4
$2.8
2012
2013
2014

Trade Working Capital

Q3 2013 Working Capital Breakout [1]


$51.2
$60.4
$48.8
Trade A/R $
Net Inventory $
Trade A/P $

Q3 2014 Working Capital Breakout


$66.5
$73.7
$45.8
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements [1]


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
$53.7
$53.0
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Q314
Trade W/C
Trade W/C% to Sales

1) includes continuing operations

Free Cash Flow

QTD Period Ending Sept 30th ***$ Millions***	***2013 Actual***	***2014 Actual***
Adjusted EBITDA	$11.2	$21.2
Cash Interest Paid	(15.4)	(15.1)
Cash Taxes Paid	(0.3)	(0.1)
Excess Pension Contributions	(3.4)	(3.0)
Change in Trade W/C	11.0	0.8
Transaction Fees	(1.8)	-
Other	(14.1)	1.8
Cash from Operations	$(12.8)	$5.6
Capital Expenditures	(10.8)	(6.0)
Free Cash Flow	$(23.6)	$(0.4)

Net Debt & Liquidity

$ Millions	*Q12013 Actual*	*Q22013 Actual*	*Q32013 Actual*	*Q42013 Actual*	*Q12014 Actual*	*Q22014 Actual*	*Q32014 Actual*
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4	$305.7	$306.0
ABL Facility	45.0	45.0	35.0	25.0	35.0	35.0	25.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4	$340.7	$331.0
Less Cash	31.5	32.9	28.0	33.4	21.6	31.9	21.5
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8	$308.8	$309.4
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*	*5.0*	*4.3*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9	$72.0	$69.6

2014 Outlook

2014 Full Year Guidance

Class 8	290K	to	295K
Class 5-7	210K	to	215K
Trailer	255K	to	265K
Brillion Revenue Growth		Plus 15%	
Net Sales	$690	to	$700
Adjusted EBITDA	$75	to	$80
CAPEX		$25	
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$14	
Free Cash Flow			
Cash from Ops minus Capex	$0	to	$5
Proceeds from Divestitures/Other		$1.1	

Guidance moved to high-end of previous range

Summary

1. **Wheels & Gunite delivering on organic growth and capitalizing on strong industry environment**
2. **Strong focus on targeted growth opportunities**
3. **Brillion strengthening; core market recovery in 2015-16**
4. **Emphasis on new product technology**
5. **ERP and CRM launches underway; plan 2015 completion**

Preparing for strong finish in 2014 and robust 2015-16

Questions

Appendix

Segment Revenue

Net Sales:	Q3			YTD		
$ Millions	*2013*	*2014*	*YOY Growth*	*2013*	*2014*	*YOY Growth*
Wheels	$88.0	$106.7	*21.3%*	$280.6	$300.1	*6.9%*
Gunite	40.8	42.4	*3.9%*	131.4	134.6	*2.5%*
Brillion Iron Works	26.5	35.0	*31.8%*	86.2	97.7	*13.3%*
Corporate / Other	-	-	--	-	-	--
Continuing Operations	155.3	184.0	*18.5%*	498.2	532.4	*6.9%*
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	10.1	-	--	71.0	-	--
Discontinued Operations	10.1	-	--	71.0	-	--
Consolidated Total	165.4	184.0	*11.3%*	569.2	532.4	*(6.5%)*

Segment Operating Income

Operating Income:	Q3			YTD		
$ Millions	**2013**	**2014**	*YOY Growth*	**2013**	**2014**	*YOY Growth*
Wheels	$8.0	$11.8	48.6%	$25.5	$33.4	31.3%
Gunite	(0.2)	4.1	--	1.4	14.7	950.9%
Brillion Iron Works	0.3	1.7	467.6%	2.7	3.4	26.3%
Corporate / Other	(8.8)	(7.6)	--	(29.2)	(22.6)	--
Continuing Operations	(0.7)	10.0	--	0.4	28.9	6517.2%
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	(0.1)	-	--	(0.1)	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(0.1)	-	--	(1.6)	(0.0)	--
Discontinued Operations	(0.2)	-	--	(1.7)	(0.0)	--
Consolidated Total	(1.0)	10.0	--	(1.2)	28.9	--

Segment Adjusted EBITDA

Adjusted EBITDA:	***Q3***			***YTD***		
$ Millions	***2013***	***2014***	***YOY Growth***	***2013***	***2014***	***YOY Growth***
Wheels	$17.0	$21.0	*23.2%*	$53.8	$61.1	*13.7%*
Gunite	1.5	5.4	*269.4%*	5.5	18.0	*228.5%*
Brillion Iron Works	1.4	2.8	*96.2%*	6.4	6.8	*5.9%*
Corporate / Other	(8.7)	(8.0)	--	(28.5)	(23.6)	--
Continuing Operations	11.2	21.2	*88.8%*	37.2	62.3	*67.5%*
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	(0.1)	-	--	(0.1)	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(0.0)	-	--	(0.7)	-	--
Discontinued Operations	(0.1)	-	--	(0.8)	-	--
Consolidated Total	11.1	21.2	*90.6%*	36.4	62.3	*71.2%*

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314

Net Income to Adj. EBITDA Reconciliation

QTD Period Ending September 30th ***$ Millions***	***2013 Actual***	***2014 Actual***
Net Income	$(18.6)	$1.1
Income Tax Provision (Benefit)	(0.5)	(0.4)
Net Interest Expense (Income)	8.7	8.4
Depreciation and Amortization	11.2	10.5
EBITDA	$0.8	$19.6
Restructuring, Severance, Other	10.3	-
Other Items	0.1	1.5
Adjusted EBITDA	$11.1	$21.2

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of September 30th

$ Millions	2011 Actual	2012 Actual	2013 Actual	2014 Actual
Accounts Receivable	$107.2	$81.1	$60.4	$73.7
Days Sales Outstanding	*39.5*	*39.2*	*38.9*	*35.5*
Inventory	66.4	70.4	48.8	45.8
Days Inventory Outstanding	*27.0*	*32.5*	*31.1*	*25.3*
Accounts Payable	69.2	63.3	51.2	66.5
Days Payables Outstanding	*28.5*	*31.3*	*35.8*	*35.8*
Net Trade W/C	$104.4	$88.2	$58.0	$53.0
Cash Conversion Cycle Days	*38.1*	*40.4*	*34.3*	*24.9*
Percent to Annualized Sales	*10.4%*	*10.2%*	*8.8%*	*7.2%*
Change from Prior Quarter *Source (Use) of Cash*	$4.4	$16.8	$11.0	$0.8